SECURITIES & EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 30, 1999

                             -----------------------

                             Valley Resources, Inc.

             (Exact name of registrant as specified in its charter)
                             ----------------------

        Rhode Island                    1-7924                    05-0384723

(State or other jurisdiction       (Commission File Number)    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

1595 Mendon Road                                                   02864
Cumberland, Rhode Island                                         (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code: (401) 272-9191

      =====================================================================

Item 5. Other  Events

     On November 30, 1999, Valley Resources, Inc., a Rhode Island corporation ("Valley Resources"), Southern Union Company, a Delaware corporation ("Southern Union"), and SUG Acquisition Corporation, a Rhode Island corporation and a wholly owned subsidiary of Southern Union ("Newco"), entered into an Agreement and Plan of Merger (the "Merger Agreement"), providing for, among other things, the merger (the "Merger") of Newco with and into Valley Resources. A copy of the Merger Agreement is attached hereto as Exhibit 2 to this Form 8-K and is incorporated herein by reference.

     In connection with the execution of the Merger Agreement, Valley Resources entered into Amendment No. 1, dated as of November 30, 1999 (the "Rights Amendment"), to the Rights Agreement, dated as of June 18, 1991 (the "Rights Agreement"), between Valley Resources and The Bank of New York, as rights agent (the "Rights Agent"), providing, among other things, that (i) neither Southern Union nor any of its Affiliates shall become an Acquiring Person, as defined in the Rights Agreement, as a result of the execution of the Merger Agreement or the consummation of the transactions contemplated thereby and (ii) a Distribution Date, as defined in the Rights Agreement, shall not be deemed to have occurred solely as a result of the approval, execution, delivery or performance of the Merger Agreement or the consummation of the transactions contemplated thereby. A copy of the Rights Amendment is attached hereto as
Exhibit 10 to this Form 8-K and is incorporated herein by reference.

     A copy of the joint press release of Valley Resources and Southern Union dated December 1, 1999 is attached hereto as Exhibit 99 to this Form 8-K and is incorporated herein by reference.

Item 7. Financial Statement and Exhibits.

(c) Exhibits.

     2 Agreement and Plan of Merger among Southern Union Company, SUG Acquisition Corporation and Valley Resources, Inc., dated as of November 30, 1999.

     10 Amendment No. 1, dated as of November 30, 1999, to the Rights Agreement, dated as of June 18, 1991, between Valley Resources, Inc. and The Bank of New York, Rights Agent.

     99 Joint Press Release of Valley Resources and Southern Union, dated December 1, 1999.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   December 6, 1999                    Valley Resources, Inc.


                                             By: /s/ Alfred P. Degen
                                                   -----------------------------
                                             Name:  Alfred P. Degen
                                             Title: Chairman, President and
                                                      Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit No.                                                          Description
-----------                                                          -----------

     2 Agreement and Plan of Merger, among Southern Union Company, SUG Acquisition Corporation and Valley Resources, Inc., dated as of November 30, 1999.

     10 Amendment No. 1, dated as of November 30, 1999, to the Rights Agreement, dated as of June 18, 1991, between Valley Resources, Inc. and The Bank of New York, Rights Agent.

     99 Joint Press Release of Valley Resources and Southern Union, dated December 1, 1999.